EXHIBIT 99.1

	2014	2015	2016	2017
Total Revenue	11,596,480	19,623,001	25,431,995	43,953,893

Net Income (Loss) from Operations	2,840,233	9,613,071	17,581,159	34,602,118

Net Income (Loss)	2,827,393	9,610,126	17,578,214	34,599,174

Increase in Marketing over previous year	374,608	673,765	451,335	98,569
Increase in Revenue over previous year	-	8,026,521	5,808,994	18,521,898

Increase (decrease) in Admin over previous year	-	325,958	85,536	162,016

Cash Balance 3/31/2014	$ 1,000,000
Receivables	$ 2,676,189

Our product development cycle is approximately 2 years resulting in losses in years before product is delivered to market, but rapid revenue accleration as product is delivered to market and licensed to broadcasters and content users, consumer product licensees and retailers. Initial rollout of content is now occurring and we expect positive cash flow by Q4  2014. Though we have only included forecast through 2017, revenues and earnings will continue to accelerate beyond 2017, as new brands are brought to market and are aggregated with exisiting brands.

1

ANNUAL FORECAST

YEARS OF 2014 - 2016

	Forecast	Forecast	Forecast	Forecast
Revenue	2014	2015	2016	2017
Domestic Revenue:
CDs	560,000	616,000	677,600	1,016,400
DVDs	1,292,000	1,671,200	1,731,820	3,047,730
Television	1,275,000	2,933,750	3,141,250	5,108,750
Music Publishing	50,000	250,000	250,000	250,000
Consumer Products	2,011,008	4,553,167	6,299,033	10,393,883
Digital	1,500,000	2,700,000	3,950,000	5,925,000
Total Domestic Revenue	6,688,008	12,724,117	16,049,703	25,741,763

Foreign Revenue:
Filmed Entertainment	2,616,736	4,556,674	4,216,146	10,802,425
Licensing- Foreign	2,291,736	2,342,210	5,166,146	7,409,705
Total Foreign Revenue	4,908,472	6,898,884	9,382,292	18,212,130

Total Revenue	11,596,480	19,623,001	25,431,995	43,953,893

Cost of Sales
Product Sales	2,018,106	2,018,106	2,018,106	2,018,106
Production Costs	2,815,965	2,975,524	159,559	1,314,912
Digital	93,732	120,000	170,000	255,000
Total Cost of Sales	4,927,802	5,113,630	2,347,665	3,588,018

Gross Profit	6,668,678	14,509,371	23,084,329	40,365,875

Operating Costs
Marketing & Sales	846,286	1,520,051	1,971,386	2,069,955
General & Administrative	2,828,835	3,154,793	3,240,329	3,402,345
Total Operating Costs	3,675,121	4,674,844	5,211,715	5,472,301

Net Income from Operations (excluding Depreciation & Amortization)	2,993,557	9,834,527	17,872,615	34,893,574

Other Income
Interest	340	350	350	350
Other	-	-	-	1
Total Other Income	340	350	350	351

Depreciation & Amortization	153,324	221,456	291,456	291,456

Other Expenses
Interest Expense	13,180	3,295	3,295	3,295
Interest - Debentures (1)	-	-	-	-
Interest - Related Party	-	-	-	-
(Gain) loss on derivative valuation	-	-	-	-
Other Loss (2)	-	-	-	-
Total Other Expenses	13,180	3,295	3,295	3,295

Net Income before Taxes (3)	2,827,393	9,610,126	17,578,214	34,599,174

(1) Includes non-cash amortization of debt discount on debentures

(2) Non-cash conversion rate vs. market price on debentures and debt converted to common stock as part of merger agreement

(3) Excludes any potential merger transaction gain or loss on asset valuation compared to appraised value of shares exchanged

2

ANNUAL FORECAST

YEARS OF 2012 - 2016

	Forecast	Forecast	Forecast	Forecast
	2014	2015	2016	2017
Revenue

Domestic Revenue Baby Genius
CDs	560,000	616,000	677,600	1,016,400
DVDs	1,142,000	1,256,200	1,381,820	2,072,730
Television	1,000,000	750,000	1,000,000	1,500,000
Music Publishing	0	0	0	0
Consumer Products	1,000,000	2,000,000	3,000,000	4,500,000
Total Domestic Income	3,702,000	4,622,200	6,059,420	9,089,130
Foreign Revenue Baby Genius	0	0	0	0
Filmed Entertainment	750,000	750,000	750,000	1,125,000
Licensing- Foreign	750,000	0	750,000	1,125,000
Total Foreign Income	1,500,000	750,000	1,500,000	2,250,000
Total Baby Genius Income	5,202,000	5,372,200	7,559,420	11,339,130

Domestic Revenue Wee Worship
CDs	0	0	0	0
DVDs	0	0	0	0
Television	0	0	0	0
Music Publishing	0	0	0	0
Consumer Products	0	100,000	100,000	150,000
Total Domestic Income	0	100,000	100,000	150,000
Foreign Revenue Wee Worship	0	0	0	0
Filmed Entertainment	0	50,000	50,000	75,000
Licensing- Foreign	0	0	0	0
Total Foreign Income	0	50,000	50,000	75,000
Total Wee Worship Income	0	150,000	150,000	225,000

Domestic Revenue Ready!Play!Learn!
CDs	0	0	0	0
DVDs	0	0	0	0
Television	0	0	0	0
Music Publishing	0	0	0	0
Consumer Products	100,000	100,000	100,000	150,000
Total Domestic Income	100,000	100,000	100,000	150,000
Foreign Revenue Wee Worship	0	0	0	0
Filmed Entertainment	0	0	0	0
Licensing- Foreign	0	0	0	0
Total Foreign Income	0	0	0	0
Total Ready!Play!Learn! Income	100,000	100,000	100,000	150,000

Domestic Revenue Secret Millionaires Club
CDs	0	0	0	0
DVDs	0	50,000	50,000	175,000
Television	75,000	100,000	100,000	525,000
Music Publishing	50,000	50,000	50,000	50,000
Consumer Products	200,000	643,500	1,037,700	1,556,550
Total Domestic Income	325,000	843,500	1,237,700	2,306,550
Foreign Revenue Secret Millionaires Club	0	0	0	0
Filmed Entertainment	525,000	1,342,210	2,554,524	3,193,155
Licensing- Foreign	200,000	1,342,210	2,554,524	3,193,155
Total Foreign Income	725,000	2,684,420	5,109,048	6,386,310
Total SMC Income	1,050,000	3,527,920	6,346,748	8,692,860

Domestic Revenue Stan Lee and the Mighty 7
CDs	0	0	0	0
DVDs	150,000	165,000	300,000	800,000
Television	100,000	83,750	41,250	83,750
Music Publishing	0	0	0	0
Consumer Products	113,333	369,667	491,333	1,228,333
Total Domestic Income	363,333	618,417	832,583	2,112,083
Foreign Revenue Secret Millionaires Club	0	0	0	0
Filmed Entertainment	819,061	0	861,622	1,005,225
Licensing- Foreign	819,061	0	861,622	1,137,550
Total Foreign Income	1,638,122	0	1,723,244	2,142,775
Total SLAM7 Income	2,001,455	618,417	2,555,827	4,254,858

Domestic Revenue Thomas Edison's Secret Lab
CDs	0	0	0	0
DVDs	0	200,000	0	0
Television	100,000	2,000,000	2,000,000	3,000,000
Music Publishing	0	200,000	200,000	200,000
Consumer Products	422,675	1,000,000	1,000,000	1,954,000
Total Domestic Income	522,675	3,400,000	3,200,000	5,154,000
Foreign Revenue Secret Thomas Edison's Secret Lab	0	0	0	0
Filmed Entertainment	522,675	2,414,464	0	5,404,045
Licensing- Foreign	522,675	1,000,000	1,000,000	1,954,000
Total Foreign Income	1,045,350	3,414,464	1,000,000	7,358,045
Total Edison Income	1,568,025	6,814,464	4,200,000	12,512,045

Domestic Revenue Pascualina
CDs	0	0	0	0
DVDs	0	0	0	0
Television	0	0	0	0
Music Publishing	0	0	0	0
Consumer Products	175,000	340,000	570,000	855,000
Total Domestic Income	175,000	340,000	570,000	855,000
Foreign Revenue Pascualina	0	0	0	0
Filmed Entertainment	0	0	0	0
Licensing- Foreign	0	0	0	0
Total Foreign Income	175,000	340,000	570,000	855,000
Total Pascualina Income	175,000	340,000	570,000	855,000

Revenue Digital
Baby Genius Digital & Applications (2)	1,000,000	1,500,000	2,250,000	3,375,000
Digital Delivery Partners	500,000	1,200,000	1,700,000	2,550,000
Total Digital Revenue	1,500,000	2,700,000	3,950,000	5,925,000

Total Revenue	11,596,480	19,623,001	25,431,995	43,953,893

Cost of Sales
Materials	1,237,680	1,237,680	1,237,680	1,237,680
Royalties	14,964	14,964	14,964	14,964
Fulfillment	338,453	338,453	338,453	338,453
Freight	427,009	427,009	427,009	427,009
Total Product Cost of Sales	2,018,106	2,018,106	2,018,106	2,018,106

Baby Genius Digital & Applications	93,732	120,000	170,000	255,000

Total Digital & App Costs	93,732	120,000	170,000	255,000

Total Cost of Sales	2,111,838	2,138,106	2,188,106	2,273,106

Total Production Costs	2,815,965	2,975,524	159,559	1,314,912

Gross Profit	6,668,678	14,509,371	23,084,329	40,365,875
Margin	58%	74%	91%	92%

Operating Costs
Marketing & Sales	846,286	1,520,051	1,971,386	2,069,955
General & Administrative	2,828,835	3,154,793	3,240,329	3,402,345
Total Operating Costs	3,675,121	4,674,844	5,211,715	5,472,301

Net Income from Operations	2,993,557	9,834,527	17,872,615	34,893,574
	45%	68%	77%	86%

Other Income
Interest	340	350	350	350
Other	0	0	0	0
Total Other Income	340	350	350	350

Depreciation & Amortization	153,324	221,456	291,456	291,456

Other Expenses
Interest Expense	5,000	5,000	5,000	5,000
Interest - Debentures (1)	0	0	0	0
Interest - Related Party	0	0	0	0
(Gain) loss on derivative valuation	0	0	0	0
Other	0	0	0	0
Total Other Expenses	5,000	5,000	5,000	5,000

Net Income before Taxes	$2,835,573	$9,608,421	$17,576,509	$34,597,468

EBITDA	$2,993,557	$9,834,527	$17,872,615	$34,893,574

3

Baby Genius

Income	2014	2015	2016	2017	Total
US Domestic Revenue
CDs	560,000	616,000	677,600	1,016,400	2,870,000
DVDs	1,142,000	1,256,200	1,381,820	2,072,730	5,852,750
Television	1,000,000	750,000	1,000,000	1,500,000	4,250,000
Music Publishing	0	0	0	0	0
Consumer Products	1,000,000	2,000,000	3,000,000	4,500,000	10,500,000
Total Domestic Income	3,702,000	4,622,200	6,059,420	9,089,130	23,472,750
Foreign Revenue
Filmed Entertainment	750,000	750,000	750,000	1,125,000	3,375,000
Licensing- Foreign	750,000	0	750,000	1,125,000	2,625,000
Total Foreign Income	1,500,000	750,000	1,500,000	2,250,000	6,000,000
Total Revenue	5,202,000	5,372,200	7,559,420	11,339,130	29,472,750

Production Costs
Property Development
Production Staff
Production costs- Writing, title & clearance
Animation, Animatics and Storyboards
Voice Recording
Post Production
Music
Production Contingencies
Profit partner- Xing Xing
Total Production Costs

Product Costs
Materials	1,237,680	1,237,680	1,237,680	1,237,680	4,950,720
Royalties	14,964	14,964	14,964	14,964	59,856
Fullfillment	338,453	338,453	338,453	338,453	1,353,812
Freight	427,009	427,009	427,009	427,009	1,708,036
Total Product Costs	2,018,106	2,018,106	2,018,106	2,018,106	8,072,424

Total Costs	2,018,106	2,018,106	2,018,106	2,018,106	8,072,424

Notes:
This Does Not Include BabyGenius.com streaming service, which is detailed elsewhere within this projection

4

Wee Worship

Income	2014	2015	2016	2017	Total
US Domestic Revenue
CDs	0	0	0	0	0
DVDs	0	0	0	0	0
Television	0	0	0	0	0
Music Publishing	0	0	0	0	0
Consumer Products	0	100,000	100,000	150,000	350,000
Total Domestic Income	0	100,000	100,000	150,000	350,000
Foreign Revenue
Filmed Entertainment	0	50,000	50,000	75,000	175,000
Licensing- Foreign	0	0	0	0	0
Total Foreign Income	0	50,000	50,000	75,000	175,000
Total Revenue	0	150,000	150,000	225,000	525,000

Production Costs
Property Development	0	0	0	0	0
Production Staff	0	0	0	0	0
Production costs- Writing, title & clearance	0	0	0	0	0
Animation, Animatics and Storyboards	0	0	0	0	0
Voice Recording	0	0	0	0	0
Post Production	0	0	0	0	0
Music	0	0	0	0	0
Production Contingencies	0	0	0	0	0
Total Production Costs	0	0	0	0	0

Product Costs
Materials					0
Royalties					0
Fullfillment					0
Freight					0
Total Product Costs	0	0	0	0	0

Total Costs	0	0	0	0	0

5

Ready!Play!Learn!

Income	2014	2015	2016	2017	Total
US Domestic Revenue
CDs	0	0	0	0	0
DVDs	0	0	0	0	0
Television	0	0	0	0	0
Music Publishing	0	0	0	0	0
Consumer Products	100,000	100,000	100,000	150,000	450,000
Total Domestic Income	100,000	100,000	100,000	150,000	450,000
Foreign Revenue
Filmed Entertainment	0	0	0	0	0
Licensing- Foreign	0	0	0	0	0
Total Foreign Income	0	0	0	0	0
Total Revenue	100,000	100,000	100,000	150,000	450,000

Production Costs
Property Development	100,000	100,000	100,000	150,000	450,000
Production Staff	0	0	0	0	0
Production costs- Writing, title & clearance	0	0	0	0	0
Animation, Animatics and Storyboards	0	0	0	0	0
Voice Recording	0	0	0	0	0
Post Production	0	0	0	0	0
Music	0	0	0	0	0
Production Contingencies	0	0	0	0	0
Total Production Costs	100,000	100,000	100,000	150,000	450,000

Product Costs
Materials
Royalties
Fullfillment
Freight
Total Product Costs

Total Costs

6

SMC

Income	2012	2013	2014	2015	2016	2017	Total
US Domestic Revenue
CDs			0	0	0	0	0
DVDs			0	50,000	50,000	175,000	275,000
Television			75,000	100,000	100,000	525,000	800,000
Music Publishing			50,000	50,000	50,000	50,000	200,000
Consumer Products			200,000	643,500	1,037,700	1,556,550	3,437,750
Total Domestic Income	0	0	325,000	843,500	1,237,700	2,306,550	4,712,750
Foreign Revenue
Filmed Entertainment			525,000	1,342,210	2,554,524	3,193,155	4,421,734
Licensing- Foreign			200,000	1,342,210	2,554,524	3,193,155	4,096,734
Total Foreign Income	0	0	725,000	2,684,420	5,109,048	6,386,310	8,518,468
Total Revenue	0	0	1,050,000	3,527,920	6,346,748	8,692,860	13,231,218

Production Costs
Property Development			0	0	0	51,146	0
Production Staff			0	0	0	276,202	0
Production costs- Writing, title & clearance			0	0	0	176,918	0
Animation, Animatics and Storyboards			0	0	0	0	0
Voice Recording			0	0	0	229,682	0
Post Production			0	0	0	341,625	0
Music			0	0	0	0	0
Production Contingencies			0	0	0	0	0
Profit partner- Xing Xing (1)			0	0	0	0	0
Total Production Costs	0	0	0	0	0	1,075,573	0

Product Costs
Materials
Royalties
Fullfillment
Freight
Total Product Costs

Total Costs

Notes:
(1) Xing Xing Profit Share - Profits and expenses expect to net zero

7

SLAM 7

Income	2012	2013	2014	2015	2016	2017	Total
US Domestic Revenue
CDs			0	0	0	0	0
DVDs			150,000	165,000	300,000	800,000	1,415,000
Television			100,000	83,750	41,250	83,750	308,750
Music Publishing			0	0	0	0	0
Consumer Products			113,333	369,667	491,333	1,228,333	2,202,667
Total Domestic Income	0	0	363,333	618,417	832,583	2,112,083	3,926,417
Foreign Revenue
Filmed Entertainment			819,061	0	861,622	1,005,225	1,680,682
Licensing- Foreign			819,061	0	861,622	1,137,550	1,680,683
Total Foreign Income	0	0	1,638,122	0	1,723,244	2,142,775	3,361,365
Total Revenue	0	0	2,001,455	618,417	2,555,827	4,254,858	7,287,782

Production Costs
Property Development			28,000	44,000	0	0	72,000
Production Staff			57,771	78,886	0	0	136,657
Production costs- Writing, title & clearance			0	13,500	0	0	13,500
Animation, Animatics and Storyboards			300,000	250,000	0	0	550,000
Voice Recording			5,667	72,083	0	0	77,750
Post Production			107,893	53,947	0	0	161,840
Music			10,000	8,750	0	0	18,750
Production Contingencies			50,933	75,558	0	0	126,491
Commission- 10% to Ripp Enter.			15,000	0	0	0	15,000
Profit Partner- Archie 1/3			0	0	29,780	44,670	29,780
Profit Partner- Stan Lee 1/3			0	0	29,780	44,670	29,780
Total Production Costs			575,265	596,724	59,559	89,339	1,231,548

Product Costs
Materials
Royalties
Fullfillment
Freight
Total Product Costs

Total Costs

8

Thomas Edison

Income	2012	2013	2014	2015	2016	2017	Total
US Domestic Revenue
CDs			0	0	0	0	0
DVDs			0	200,000	0	0	200,000
Television			100,000	2,000,000	2,000,000	3,000,000	7,100,000
Music Publishing			0	200,000	200,000	200,000	600,000
Consumer Products			422,675	1,000,000	1,000,000	1,954,000	4,376,675
Total Domestic Income	0	0	522,675	3,400,000	3,200,000	5,154,000	12,276,675
Foreign Revenue
Filmed Entertainment			522,675	2,414,464	0	5,404,045	8,341,184
Licensing- Foreign			522,675	1,000,000	1,000,000	1,954,000	4,476,675
Total Foreign Income	0	0	1,045,350	3,414,464	1,000,000	7,358,045	12,817,859
Total Revenue	0	0	1,568,025	6,814,464	4,200,000	12,512,045	25,094,534

Production Costs
Property Development			12,500	105,000	0	0	117,500
Production Staff			22,500	0	0	0	22,500
Additional Producer			26,000	26,000	0	0	52,000
Script and Script Editor			324,000	276,000	0	0	600,000
Advisors, Script and Title Clearance			44,200	40,800	0	0	85,000
Voice Recording			390,000	382,500	0	0	772,500
Storyboards			0	178,500	0	0	178,500
Animatic			1,500	0	0	0	1,500
Animation			520,000	520,000	0	0	1,040,000
Video Post Production			325,000	325,000	0	0	650,000
Music and Audo Post Prod			325,000	325,000	0	0	650,000
Production Contingencies			100,000	100,000	0	0	200,000
Total Production Costs			2,090,700	2,278,800	0	0	4,369,500

Product Costs
Materials
Royalties
Fullfillment
Freight
Total Product Costs

Total Costs

9

Pasculina (Licensing Only)

Income	2012	2013	2014	2015	2016	2017	Total
US Domestic Revenue
Television- Domestic	0		0	0	0	0	0
Home Entertainment- Domestic	0	0	0	0	0	0	0
Film Revenue	0	0	0	0	0	0	0
Webcast Revenue	0	0	0	0	0	0	0
Licensing	0	0	175,000	340,000	570,000	855,000	1,940,000
Total Domestic Income	0	0	175,000	340,000	570,000	855,000	1,940,000
Foreign Revenue
Filmed Entertainment	0	0	0	0	0	0	0
Licensing- Foreign	0	0	175,000	340,000	570,000	855,000	1,940,000
Total Foreign Income	0	0	175,000	340,000	570,000	855,000	1,940,000
Total Revenue	0	0	350,000	680,000	1,140,000	1,710,000	3,880,000

Production Costs
Property Development	0	0	50,000	0	0	0	50,000
Production Staff	0	0	0	0	0	0	0
Additional Producer	0	0	0	0	0	0	0
Script and Script Editor	0	0	0	0	0	0	0
Advisors, Script and Title Clearance	0	0	0	0	0	0	0
Voice Recording	0	0	0	0	0	0	0
Storyboards	0	0	0	0	0	0	0
Animatic	0	0	0	0	0	0	0
Animation	0	0	0	0	0	0	0
Video Post Production	0	0	0	0	0	0	0
Music and Audo Post Prod	0	0	0	0	0	0	0
Production Contingencies	0	0	0	0	0	0	0
Total Production Costs	0	0	50,000	0	0		50,000

10

Digital Revenue

	2014	2015	2016	2017
BG Subscription & Streaming Service	1,000,000	1,500,000	2,250,000	3,375,000.0

	2014	2015	2016	2017
Amazon	100,000	200,000	400,000	600,000.0
Netflix	100,000	200,000	400,000	600,000.0
iTunes	200,000	600,000	500,000	750,000.0
Other (Hulu, Voodoo, etc)	100,000	200,000	400,000	600,000.0

	500,000.00	1,200,000.00	1,700,000.00	2,550,000.00

TOTAL	1,500,000.00	2,700,000.00	3,950,000.00	5,925,000.0

11

Marketing Expenses

	2014	2015	2016	2017
MARKETING & SALES
Advertising	226,250	681,750	994,275	1,043,989
Commissions - Sales	105,736	169,801	193,311	202,976
Commissions - Licensing	105,000	210,000	376,000	394,800
Contract labor	80,000	36,000	36,000	37,800
Office supplies	800	1,000	1,000	1,050
Product Display Item	0	0	0	0
Postage & delivery	4,000	5,000	5,000	5,250
Marketing collarteral	4,000	5,000	5,000	5,250
Marketing and promotions	7,500	7,500	7,500	7,875
Professional Services	75,000	75,000	75,000	0
Printing Expense	2,000	2,000	2,000	2,100
Product promotional giveaway	0	0	0	0
Public Relations	100,000	126,000	132,300	138,915
Sales Discount	13,000	15,000	17,000	17,850
Trade Shows	40,000	60,000	62,000	65,100
Travel and entertainment	108,000	136,000	65,000	68,250
Website expense	50,000	65,000	75,000	78,750

Total	846,286	1,520,051	1,971,386	2,069,955

12

General & Administrative Expenses

	2014	2015	2016	2017

Salaries	1,086,441	1,498,847	1,573,790	1,652,479
Payroll taxes -	119,508	164,873	173,117	181,773
Contract labor	0	0	0	0
Auto allowance	0	0	0	0
Bonuses	0	0	0	0
Severance	0	0	0	0
Employee relations	0	0	0	0
Medical insurance	114,764	123,944	136,341	143,158
Workers' comp insurance	14,000	15,400	16,940	17,787
Stock Compensation	200,000	200,000	200,000	210,000
Bank fees	27,600	30,000	40,000	42,000
Consultants	0	0	0	0
Dues and subscriptions	8,000	8,400	8,820	9,261
Licenses & permits	12,800	12,928	13,187	13,846
Office supplies	29,000	30,450	31,973	33,571
Postage & delivery	10,800	10,908	11,126	11,682
Legal & Professional Services	306,000	283,750	292,938	307,585
Accounting/Audit/Tax	166,000	120,000	125,000	131,250
Systems Technical Service	12,500	15,000	17,000	17,850
Outside Services	168,728	126,547	50,000	52,500
Printing	1,000	1,000	1,000	1,050
Insurance-Liability	60,000	66,000	72,600	76,230
Insurance-D&O	64,000	70,400	77,440	81,312
Investor Relations	186,750	120,000	120,000	126,000
Internet	18,000	20,000	22,000	23,100
Rent expense	140,444	142,166	149,274	156,738
Janitorial	0	0	0	0
Repairs and Maintenance	1,500	1,500	1,500	1,575
Security	0	0	0	0
Storage	3,400	3,500	4,000	4,200
Telephone	17,600	18,480	19,404	20,374
Utilities	0	0	0	0
Travel & Entertainment	52,000	62,400	74,880	78,624
Charitable Donations	2,000	2,000	2,000	2,100
Misc	6,000	6,300	6,000	6,300

Total G&A	2,828,835	3,154,793	3,240,329	3,402,345

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